Exhibit 10.43

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment"), dated as of July 25, 2002, by and among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Borrower"), the Lenders party to the Credit Agreement referenced below (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Administrative Agent for the Lenders (the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent for the Lenders (the "Syndication Agent").

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of October 16, 2001 by and among the Borrower, the Lenders, the Administrative Agent and the Syndication Agent (as amended by the First Amendment, dated December 19, 2001, and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

The parties now desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Credit Agreement.

    Amendments to the Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is hereby amended as follows:

    Section 1.1, "Definitions", is hereby amended by:

    inserting in alphabetical order the following defined terms:

    " 'Fresh Advantage Letter of Credit' means letter of credit No. SM407968C, dated as of March 19, 1999 in the face amount of $9,187,500 issued by First Union National Bank for the account of Fresh Advantage, Inc. naming First Union National Bank, as Trustee as beneficiary, as amended, restated, supplemented or otherwise modified from time to time."

    " 'Fresh Advantage Letter of Credit Documents' means the Letter of Credit and Reimbursement Agreement dated March 1, 1999 between KMB Produce, Inc. and First Union National Bank with respect to the Fresh Advantage Letter of Credit, and all instruments and documents executed in connection therewith, as amended and restated by the Amended and Restated Letter of Credit and Reimbursement Agreement by and among the Borrower, Fresh Advantage and the Administrative Agent dated July 25, 2002."

    " 'Net Cash Position' means on any day, with respect to the Operating Account, a sum equal to the opening available balance in the Operating Account, plus any maturing investment principal and interest credited to the Operating Account, minus the daily presentment of checks and Operating Account holds, minus any floor balance which has been established to cover bank charges, minus any maturing interest debited to the Operating Account, in each case for such day."

    " 'Operating Account' means the principal operating account of the Borrower maintained with Administrative Agent."

    " 'Sweep Plus Service Program' means the Sweep Plus Service Program of the Administrative Agent and any other cash management arrangement which the Borrower and First Union agree should be included in the borrowing and repayment of Swingline Loans pursuant to Section 2.2."

    amending and restating in their entirety the following defined terms:

" 'L/C Commitment' means the lesser of (a) ninety million dollars ($90,000,000) and (b) the Aggregate Commitment."

" 'Letters of Credit' means the collective reference to standby letters of credit issued pursuant to Section 3.1 and the Fresh Advantage Letter of Credit."; and

(iii) amending the definition of "Loan Documents" by inserting the words "Fresh Advantage Letter of Credit Documents" immediately after the words "Guaranty Agreement" in the second (2nd) line of such definition.

(b) Section 2.1, "Revolving Credit Loans" is hereby amended by deleting the first sentence of said section in its entirety and by substituting the following in lieu thereof:

"Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Revolving Credit Loans to the Borrower from time to time from the Closing Date through the Maturity Date as requested by the Borrower in accordance with the terms of Section 2.3; provided, that (a) the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the Aggregate Commitment less (i) the Swingline Commitment and (ii) the sum of all outstanding L/C Obligations and (b) the principal amount of outstanding Revolving Credit Loans from any Lender to the Borrower shall not at any time exceed such Lender's Commitment less such Lender's Commitment Percentage of outstanding L/C Obligations and the Swingline Commitment.

(c) Section 2.2, "Swingline Loans" is hereby amended by:

    deleting the existing heading of subsection (a) and replacing it with " (a)

    Availability under this Agreement."

    inserting the word "Aggregate" between the words "the" and "Commitment" in the fifth (5th) line of subsection (a).

    deleting the letter "(b)" from the subsection entitled "Refunding" and inserting the letter "(d)" in lieu thereof and by inserting the words "Upon the occurrence and during the existence of an Event of Default" immediately prior to the first (1st) sentence of such subsection and immediately prior to the word "but" in the sixth (6th) line of such subsection.

    by inserting new subsections (b) and (c) immediately after existing subsection (a) as follows:

"(b) Availability under the Sweep Plus Service Program. On each Business Day, the Administrative Agent shall calculate the Net Cash Position. If the Net Cash Position is less than zero, then the Borrower shall be deemed to have irrevocably requested that the Swingline Lender make a Swingline Loan to the Borrower in an amount equal to the lesser of (i) an amount, which when rounded up to the nearest $1,000, equals or exceeds the amount of the deficit Net Cash Position and (ii) an amount, which when added to the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested), shall not exceed the lesser of (A) the Aggregate Commitment less the sum of all outstanding Revolving Credit Loans and the L/C Obligations and (B) the Swingline Commitment; provided, however, that the obligation of the Swingling Lender to make any such Swingline Loan to the Borrower shall be subject to all the terms and conditions hereof (including, without limitation, Section 5.3 hereof); and

(c) Payment of Principal and Interest. Principal and interest on Swingline Loans deemed requested pursuant to Section 2.2(b) hereof shall be paid pursuant to the terms and conditions of the Sweep Plus Agreement without any deduction, setoff or counterclaim whatsoever. Principal and interest on Swingline Loans requested pursuant to Section 2.3 hereof shall be paid pursuant to the terms of this Agreement. Unless sooner paid pursuant to the provisions hereof or the provisions of the Sweep Plus Agreement, the principal of the Swingline Loans shall be paid in full, together with accrued interest thereon, on the Swingline Termination Date."

(d) Section 2.3, "Procedures for Advances of Revolving Credit and Swingline Loans" is hereby amended by:

    deleting the existing text of Section 2.3(a) in its entirety and replacing it with the following:

"(a) Requests for Borrowing. With the exception of Swingline Loans deemed requested pursuant to Section 2.2(b) hereof, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and Swingline Loan requested under this Section 2.3(a) and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an amount equal to the amount of the Aggregate Commitment then available to the Borrower, or if less, (x) with respect to Base Rate Loans (other than the Swingline Loans requested pursuant to this Section 2.3(a)) in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof, (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (z) with respect to the Swingline Loans requested pursuant to this Section 2.3(a) in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or a Swingline Loan, (D) in the case of a Revolving Credit Loan whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Any Notice of Borrowing received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing."; and

(ii) deleting the word and numerals "Section 2.2(b)" in the last line of Section 2.3(b) and replacing them with the word and numerals "Section 2.2(d)"

(e) Section 2.4, "Repayment on Maturity Date" is hereby amended by deleting the word and numerals "Section 2.2(b)" in the last line of subsection (a) and replacing them with the word and numerals "Section 2.2".

(f) Section 3.1 "L/C Commitment" is hereby amended by (i) adding the following sentence at the end of such section:

"The Fresh Advantage Letter of Credit shall be deemed to be a Letter of Credit issued under and pursuant to the terms of this Agreement."

and (ii) by deleting the words "aggregate principal amount of outstanding Swingline Loans" from clause "(b)" of the first (1st) sentence of such section and by substituting the words "Swingline Commitment" in lieu thereof.

(g) Section 4.1, "Interest" is hereby amended by deleting the period at the end of the first sentence of subsection (a) and adding to the end of the first (1st) sentence of subsection (a) the phrase "or the rate mutually agreed upon by the Administrative Agent and the Borrower."

(h) Section 4.5, "Crediting of Payments and Proceeds" is hereby amended by inserting the following words immediately after the word "Obligations" the first (1st) time such word appears in the fourth (4th) line of such section: "and all proceeds of any collateral held by the Administrative Agent which secures any of the Obligations"

(i) Section 10.1(f) "Limitations on Total Debt" is hereby amended by deleting the existing text of such Section in its entirety and by substituting the following in lieu thereof:

"(f) purchase money Debt (including, without limitation, industrial revenue bonds entered into after the Closing Date or entered into or assumed in connection with Permitted Acquisitions) of the Borrower and its Subsidiaries in an aggregate amount not to exceed $50,000,000 on any date of determination."

3. Effectiveness. This Second Amendment shall become effective on the date that each of the following conditions has been satisfied:

    Executed Second Amendment. The Administrative Agent shall have received (i) a fully executed original of this Second Amendment, executed by the Administrative Agent, the Lenders and the Borrower, (ii) a fully executed original of the attached Consent to Second Amendment, executed by each Guarantor and (iii) fully executed originals of any other Loan Documents reasonably requested by the Administrative Agent (including, without limitation, the Amended and Restated Letter of Credit and Reimbursement Agreement and all other instruments and documentation requested by the Administrative Agent relating to the Fresh Advantage Letter of Credit).

    Fees and Expenses. The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Second Amendment, including, without limitation, the fees and expenses referred to in Section 6 of this Second Amendment, the Credit Agreement and the transactions contemplated thereby.

(c) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Second Amendment.

4. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

5. Representations and Warranties/No Default.

(a) By its execution hereof, the Borrower hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that no Default or Event of Default has occurred and is continuing as of the date hereof under the Credit Agreement or any of the Loan Documents.

(b) By its execution hereof, the Borrower hereby represents and warrants that Borrower and each Subsidiary has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Second Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c) This Second Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of Borrower and each Subsidiary party thereto, and each such document constitutes the legal, valid and binding obligation of Borrower or each Subsidiary party thereto, enforceable in accordance with its terms.

6. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Second Amendment and all instruments and documents relating to the Fresh Advantage Letter of Credit, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

7. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

8. Counterparts. This Second Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

9. Facsimile Transmission. A facsimile, telecopy or other reproduction of this Second Amendment may be executed by one or more parties hereto, and an executed copy of this Second Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Second Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date and year first above written.

BORROWER:

[CORPORATE SEAL]

PERFORMANCE FOOD GROUP COMPANY,

as Borrower

By:

Name:

Title:

AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

(formerly known as First Union National Bank)

as Administrative Agent and Lender

By:

Name:

Title:

MERRILL LYNCH CAPITAL CORPORATION,

as Syndication Agent and Lender

By:

Name:

Title:

AGFIRST FARM CREDIT BANK,

as Lender

By:

Name:

Title

BANK OF AMERICA, N.A.,

as Lender

By:

Name:

Title:

CREDIT SUISSE FIRST BOSTON,

as Lender

By:

Name:

Title:

By:

Name:

Title:

BANK ONE, N.A.,

as Lender

By:

Name:

Title:

THE CHASE MANHATTAN BANK,

as Lender

By:

Name:

Title:

SUNTRUST BANK,

as Lender

By:

Name:

Title:

HARRIS TRUST AND SAVINGS BANK,

as Lender

By:

Name:

Title:

FARM CREDIT SERVICES OF MID AMERICA, PCA,

as Lender

By:

Name:

Title:

Consent to Second Amendment and

Confirmation of Loan Documents

By execution of this Consent to Second Amendment and Confirmation of Loan Documents (the "Consent to Second Amendment"), each of the undersigned hereby expressly (i) consents to the modifications and amendments set forth in the Second Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

GUARANTORS:

[CORPORATE SEALS]

KENNETH O. LESTER COMPANY, INC.

HALE BROTHERS SUMMIT, INC.

CARO FOODS, INC.

FRESH ADVANTAGE, INC.

SOUTHLAND DISTRIBUTION SYSTEMS, INC.

POCAHONTAS FOODS, USA, INC.

PERFORMANCE FOOD GROUP OF GEORGIA, INC.

T&S TRANSPORTATION OF RICHMOND, INC.

AFI FOOD SERVICE DISTRIBUTORS, INC.

ALLIANCE FOODSERVICE, INC.

PERFORMANCE FOOD GROUP OF TEXAS, L.P.

PERFORMANCE FOOD GROUP COMPANY OF TEXAS, INC.

PFG HOLDING, INC.

VIRGINIA FOODSERVICE GROUP, INC.

AFFLINK INCORPORATED

CARROLL COUNTY FOODS, INC.

NORTHCENTERFOODSERVICE CORPORATION

PFG-LESTER BROADLINE, INC.

REDI-CUT FOODS, INC.

K.C. SALAD HOLDINGS, INC.

KANSAS CITY SALAD, L.L.C. (By: K.C. Salad Holdings, Inc., its manager)

K. C. SALAD REAL ESTATE L.L.C. (By: K.C. Salad Holdings, Inc., its member)

EMPIRE SEAFOOD HOLDING CORP.

EMPIRE SEAFOOD, INC.

EMPIRE IMPORTS, INC.

PERFORMANCE TRANSPORTATION SYSTEMS, INC.

SPRINGFIELD FOODSERVICE CORPORATION

FRESH INTERNATIONAL CORP.

TRANS-FRESH CORPORATION

FRESH EXPRESS INCORPORATED

FRESH INTERNATIONAL HOLDING CORP.

FEF SALES CORP.

[Guarantors Continued on the Following Page]

FRESH-CUTS INCORPORATED

FRESH EXPRESS MID-ATLANTIC INCORPORATED

FRESH EXPRESS-CHICAGO INCORPORATED

BRUCE CHURCH, LLC

BRUCE CHURCH, INC. OF ARIZONA

BC SYSTEMS, INC.

ALAMO LAND COMPANY

BLANCO DIRT INVESTORS, LLC

TRANSFRESH VENTURES CORPORATION

FRESH EXPRESS DALLAS INCORPORATED

PFG OF FLORIDA LLC

TRANSFRESH SOUTH AFRICA

QUALITY FOODS, INC.

By:

Name: Robert J. Fishbein

Title: Vice President of each such Guarantor

[Guarantors Continued on the Following Page]

[CORPORATE SEAL]

TRANSFRESH SOUTH AFRICA

By:

Name:

Title: